Henan Zhongpin Food Share Co., Ltd.

Who We Are

Henan Zhongpin is principally engaged in the meat and food
processing business in the People’s Republic of China

Chosen as supplier by major supermarket chains, such as
Lianhua, Carrefour and fast-food operator McDonald’s®

Ranked 6th overall in the national meat industry

Wide distribution network in more than 20 provinces

Unique retail network with a total of over 2,100 showcase stores, network stores and supermarket counters

Corporate History

1993 - Spin-off from a state-owned enterprise

1997 - Current management team acquired ownership as a private enterprise

2001 - Purchased Yanling Yalin Meat Factory and established
                      Henan Zhongpin Industry Co., Ltd., a share holding
                      subsidiary

2004 - Established Henan Zhongpin Imports and Exports Trade
                      Co., Ltd.

2005 - Reorganized corporate holding structure  for U.S.  listing and capital raise

China

The 21st Century’s Growth Engine

Since 1978 the annual real GDP has grown at an average rate of
9%, or a total of more than 700%

Foreign trade growth has averaged nearly 15% yearly or more
than 2,700% over the same period since 1978

China is now the world’s sixth largest economy

Morgan Stanley estimated that China may become the world’s next
$10 trillion economy by 2020

China’s new middle class is expected to reach 160 million in 2010

Meat Industry in China

China’s fresh meat sector was valued at $37.86 billion in 2004, an estimated 13.23% of the total value of the retail food market

The market for pork in China is the largest in the world, accounting for more than 52% of global production and consumption

Roughly one-third of every new dollar of income is spent on food, and meat is a major target for much of the new spending

The meat industry is the second largest sector in China’s retail food market

The meat industry is highly fragmented and supply is extremely localized with limited distribution capability

Industry Outlook

Sales of fresh, processed meat and meat products has increased
46.74% from 1998 to 2005 (an average of 6.6% per year) and
continued growth is expected

Consolidation of the domestic meat industry will improve
productivity and profitability and raise the quality of supply

Development of integrated distribution systems and infrastructure will lead to better distribution

Increased market penetration of more organized retail chains has created a larger outlet for fresh meat and meat products

Favorable government policy to improve safety and processing technology

Customers

Wholesale customers include China’s best known supermarket chains and  fast food companies:

Lianhua Supermarket Group

Carrefour

Metro (Mai De Long Group)

McDonald’s®

Tianjin Meat Processing Factory

Exclusive retail network for the Company’s fresh meat and meat products – a total of 2,111 stores

Export markets include: European Union, Hong Kong, Japan, Korea,
Russia, and Eastern Europe

Competitive Advantages

Henan Zhongpin is one of the premier companies in the production and processing of meat and meat products

Wide distribution network in 20 provinces

Unique, vertically integrated from supplying, processing and wholesaling to retailing

Superior logistics management and efficient delivery system

Comprehensive brand building and brand equity management

Accelerated annual revenue growth of 40% (cumulative growth of
285.05%) and annual profit growth of 66.25% (cumulative growth of
663.97%) from 2000 to 2005

Proven growth strategy

Flow Chart of Business Model
Raw Material
Model Factory
Induction Criterion
Output Management
Brand Inoculation
Acquisition Factory
Stick-to-card Factory
Tenancy Factory
Associated Factory
Logistic and Delivery Center
Self-supporting Chain Stores, and Counters
Model/Showcase Store
Membership Chain Stores
Purchasing Department of Supermarkets
Purchasing Department of Caterers
Group Purchase
Meat Processing Enterprises
Exports
Convenience Stores
Large clients
Convenience Stores
Large Clients
Terminal Emporium
Individual Salesrooms
Raw Material
Processing & Packaging
Logistic & Delivery
Channels & Terminals

Business Flowchart

Products

Pork products: chilled pork and frozen pork and prepared meats

Chilled pork: chilled at a temperature between 0o C to 4oC, usually to be consumed within one week

Frozen pork: frozen at -35oC to -40oC for 48 hours, generally can be kept for 6 months

Prepared meats: sausages, hams, Chinese cured hams and 5 main categories of quick-freeze prepared meats consisting of over 100 varieties

Over 20 varieties of high quality vegetables and fruit suitable for export, including asparagus, sweet corn, broccoli, mushrooms, lima beans and strawberries

Quality Assurance

Emphasis on quality control and management of all aspects of quality assurance

Quality checks are conducted at all production stages

9 quality control engineers and 61 staff in quality assurance program

ISO 9001 certified

All production lines have passed HACCP (Hazard Analysis & Critical
Control Point) under GMP (Good Manufacturing Practice) and
SSOP (Sanitation Standard Operating Procedure) in China

U.S. FDA registration

Canada AIB certification

Domestic & International

Recognition

Recognized as one of the premier “Agricultural Industrial
Enterprises” at the national level by the Chinese government

Member of the Standing Council of the China Meat Association

Member of the Chinese Institute of Food Science and Technology

The PRC Import and Export Qualification Certificate

PRC Import and Export Producing Enterprise Sanitation Registration

ISO 9001 Certification

ISO 14001 Environmental Management System Certification

HACCP (hazard Analysis & Critical Control Point) Certification

U.S. FDA Registration

Canada AIB certification

Zhongpin

Channel Base Distribution 2004 - Sales
28.80%
17.90%
19.60%
11.10%
13.10%
9.5%
business chains12096
supermarket 7518
group purchase8232
chain catering4662
reseller 5502
exports3990

Marketing & Distribution

Sales team and network of agents in 20 provinces throughout China

Exclusive meat supplier to over 2,100 Zhongpin network stores and supermarket counters

Zhongpin

Based on Sales - 2004
8.8%
15.70%
20.60%
11.10%
43.80%
East China
South China
Middle South
North China
other

Based on Net Profits - 2004
10.0%
16.50%
19.40%
12.90%
42.20%
East China
South China
Middle South
North China
Other

Geographical Distribution

Retail Network

2,111 retail stores and supermarket counters in Company network

69 showcase stores that highlight all of the Company’s products

528 network stores with standardized design and merchandising

1,514 supermarket counters selling Company products on an
exclusive basis

Supplements wholesale channels with retail business

Creates brand awareness and brings additional benefits to
wholesale customers

Showcases all of the Company’s products

Increases overall number of satisfied Company customers

Strategy

Strategic goal is to become the leader in the meat and fresh food industry in China

Build a strong brand image

Create a unique and sustainable competitive advantage

Access and penetrate new markets domestically and internationally

Expand market presence via expansion of Company network stores

Become the lead consolidator in the industry via acquisitions

Motivate employees, foster a caring, people-oriented corporate culture

Gain global recognition

Selected Cities for Expansion

2005

Zhengzhou, nine second tier cities in Henan, Shanghai, Beijing,Wuhan, Xi’an,
Shijiazhuang, Tianjin, Qingdao, Guangzhou, Nanjing, Chengdu, Chongqing,
three second tier cities in Hubei and four second tier cities in Shanxi.

2006

Hefei, Taiyuan, Jinan, Changsha, Xiamen, Hong Kong, Macao, eight second tier cities in Henan, three second tier cities in Hubei, three second tier cities in
Shanxi and nine second tier cities in  Shandong will be developed.

2007

Shenyang, Jilin, Haerbin, and Hebei, Shandong, Shanxi, Shanxi, other second class tier cities of Anhui will be developed. European, American, and
Southeast Asian retail market will also be developed.

2008

Establish and operate retail businesses in all first tier cities, seventy percent of second tier cities and thirty percent of third tier cities in China, and the development of  European, American, and  Southeast Asian retail markets.

2009

Build retail networks in all second tier or above second tier cities and sixty percent of third tier cities in China, and to establish retail operations in ten countries and thirty cities in the European Union, America, and Southeast Asia.

Brand Equity

Brand positioning as the core of the Company’s competitive strategy

Projects the brand identity for “health, nutrition, freshness and quality”

Product innovation

Focus on customer experience

Consistency of brand message

Continual high level of brand investment

Zhongpin

Shengpin

Management Team

ZHU, Xianfu

41

President, CEO & Chairman

BEN, Baoke

41

EVP & Director

LIU, Zhaoyang

36

EVP & Director

KONG, Ronald

42

SVP, Business Development

TANG, Shengyou

39

SVP

MA, Yuanmei

34

VP & Chief Financial Officer

WANG, Qinghe

42

VP, Quality Control & Director

WANG, Juanjuan

35

VP, Human Resources & Director

YANG, Bing

32

VP, Finance

TANG, Jinyang

54

Economist

WANG, Shouwei

43

Independent Director, China Meat Processing &
Engineering Technology Research Center

Zhongpin

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
2003 (A)
2004 (A)
2005 (A)
2006 (F)
2007 (F)

Sales Growth

(US$ in millions)

Key Financial Data

$56.829

$42.953

$14.5160

$8.182

$5.414

        Equity

$100.190

$72.340

$53.254

     $32.166

$27.528

        Total Assets

$13.360

$22.624

$10.142

$5.205

$6.141

        Cash

        (as of 12/31)

$15.004

$10.117

$7.484

$2.768

    $1.536

        Net Profit

$29.446

$16.406

$12.179

$6.117

$3.449

        Gross Profit

$185.221

$117.727

$73.400

$42.787

$29.593

        Revenues

2007(F)

2006(F)

2005(A)

2004(A)

2003(A)

      (US$Mil.  FYE 12/31)

Zhongpin

The following table details the ownership of the Common Stock of the Company:

Owner	No. of Shares[(1)]	Ownership Percentage
ZHU, Xianfu	5,660	56.60%
BEN, Baoke	745	7.45
LIU, Zhaoyang	551	5.51
WANG, Qinghe	544	5.44
SI, Shuichi	528	5.28
WANG, Juanjuan	472	4.72
LIN, Yousu	500	5.00
WANG, Qian	500	5.00
WANG, Yunchun	500	5.00
Total	10,000	100.00%

(1) All shares are owned of record; no options or warrants are outstanding.

Ownership

Opportunity

THANK YOU FOR YOUR ATTENTION

ZHU, Xianfu

President, Chief Executive Officer & Chairman

Henan Zhongpin Food Share Co., Ltd.

21 Changshe Road

Changge City, Henan Province

The People’s Republic of China

Henan Zhongpin

The information contained in this presentation and any accompanying documentation (including without limitation the Confidential Memorandum and PowerPoint® Presentation of Falcon Link Investment Limited and Henan Zhongpin Food Share Company Limited, a subsidiary of Falcon Link
Investment Limited dated January 16, 2006) is not and is not intended to be an offer to purchase, a solicitation of an offer to purchase or a solicitation of any consents with respect to any security. Any formal offer and/or solicitation which may be made shall be made in accordance with all applicable federal, state and other applicable securities laws, and will be accompanied by additional information regarding the company including, without limitation, the  Confidential Memorandum and purchase documentation.  Some of the information contained in this presentation and any accompanying documentation may contain “forward-looking” statements and projections, and you should not put undue reliance upon these statements and projections.  While the company makes certain statements of fact relating to our past operations, there can be no assurance that its future operations will not materially differ from those described in this presentation or any accompanying documentation..  The company offers no representation or warranty with respect to any third-party information referred to or incorporated in this presentation or any accompanying documentation.  The information contained herein is intended only for the party receiving such information and further distribution or dissemination of the information (including the attachments or any portion thereof) is not authorized.